THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       SUPER DEAL.COM, INC.
FORM TYPE:     10SB12G              NUMBER OF DOCUMENTS: 10
RECEIVED DATE: 07-Jul-2005 15:38    ACCEPTED DATE:       07-Jul-2005 15:38
FILING DATE:   07-Jul-2005 15:38
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321507-05-000001

FILE NUMBER(S):
   1. 000-51419

THE PASSWORD FOR LOGIN CIK 0001321507 WILL EXPIRE 23-Mar-2006 14:03.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321507
      COMPANY:    SUPER DEAL.COM, INC.
      FORM TYPE:  10SB12G
      FILE NUMBER(S):
         1. 000-51419